Exhibit 99.1

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “Amendment”) is entered into as of October 1, 2015 (the “Effective Date”) by and between QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, a Delaware limited partnership (“Lender”), PSM HOLDINGS, INC., a Delaware corporation (“Borrower”), PRIME SOURCE MORTGAGE, INC. (formerly PrimeSource Mortgage, Inc.), a Delaware corporation (“PrimeSource”), WWYH, Inc., a Texas corporation (“WWYH” and, together with PrimeSource, the “Grantors”), and Kevin Gadawski (“Gadawski” and, together with the Grantors, the “Guarantors”)

RECITALS

A.     Borrower and Lender are parties to that certain Loan Agreement dated as of February 17, 2015 (as amended from time to time, the “Loan Agreement”), pursuant to which Lender extended to Borrower a loan (the “Loan”) in the original principal amount of One Million and No/100 Dollars ($1,000,000.00).

B.     The Loan is evidenced by a Promissory Note dated February 17, 2015 (the “Note”) payable by Borrower to the order of Lender in the original principal amount of One Million and No/100 Dollars ($1,000,000).

C.     The Loan is secured in part by a Security Agreement dated February 17, 2015 by and among Grantors, Borrower, and Lender pursuant to which Borrower and Grantors granted to Lender a lien on all of their respective assets, whether then existing or later acquired, and wherever located, including all proceeds thereof (the “Security Agreement”) and is guaranteed by each of the Guarantors pursuant to separate Guaranty Agreements, each dated as of February 17, 2015 (each a “Guaranty” and collectively the “Guaranties”).

D.     Borrower is in violation of Section 6(b)(i) of the Loan Agreement for failing to maintain a minimum EBITDA of $750,000 as of June 30, 2015 (the “EBITDA Covenant Violation”), and has informed Lender that it will likewise be unable to satisfy its obligation to maintain a minimum EBITDA of $1,000,000 as of September 30, 2015.

E.     Borrower and PrimeSource have informed Lender that, because Lender has a lien on its assets pursuant to the Security Agreement, such assets are excluded from the calculation of PrimeSource’s net worth by the U.S. Department of Housing and Urban Development (“HUD”) required of lenders, such as PrimeSource, that qualify or seek to qualify as an FHA lender with Title II authority. As such, PrimeSource has been unable to meet its HUD net worth requirements.

F.     PrimeSource is in violation of Section 6(b) of the Security Agreement for failing to notify Lender that it has changed its name from PrimeSource Mortgage, Inc. to Prime Source Mortgage, Inc. within thirty (30) days of such change (the “Name Change Covenant Violation”).

G.     Borrower and the Guarantors have asked that Lender waive the EBITDA Covenant Violation, waive the Name Change Covenant Violation, and exclude certain assets of PrimeSource from its Collateral (as defined in the Security Agreement), and Lender has agreed, subject to the terms and conditions of this Amendment.

H.     For purposes of this Amendment, the Loan Agreement, the Note, the Guaranties, the Security Agreement, and any other document evidencing, relating to, or securing the Loan shall be referred to herein as the “Loan Documents”); and the Loan, together with all of Borrower’s obligations under the Loan Documents shall be referred to herein as the “Obligations”.

NOW, THEREFORE, the parties, in consideration for the mutual agreements and covenants set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, agree as follows:

AGREEMENT

1.     Recitals. The parties acknowledge and agree that the foregoing recitals are true and correct in all respects and are incorporated herein by this reference.

2.     Acknowledgements.

a.     As of the Effective Date, the outstanding principal plus accrued interest due on the Loan is as follows, and Borrower is unconditionally indebted and liable for the repayment in full of all of the Obligations without offset, defense, or counterclaim of any kind, nature, or description: $__________________.

b.     All Obligations are secured by valid, enforceable, and perfected first priority liens in favor of Lender in all of the collateral contemplated in the Loan Documents, which liens are enforceable without offset, defense, or counterclaim.

c.     Each of the Loan Documents has been duly executed and delivered to Lender and each is in full force and effect as of the date hereof, (ii) the agreements and Obligations of Borrower and the Guarantors contained in the Loan Documents constitute the legal, valid and binding obligation of Borrower and the Guarantors, enforceable against them in accordance with their terms, and neither Borrower nor the Guarantors have any right of offset, defense or counterclaim to the enforcement of such Obligations, and (iii) Lender shall be entitled to the rights, remedies and benefits provided for in the Loan Documents.

d.     Lender’s execution of this Amendment shall not constitute a novation, refinancing, discharge, extinguishment or refunding, nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Loan Documents, except as expressly provided herein.

3.     Modifications.

a.     Interest Rate Increase; Note Modification Agreement. As of the Effective Date, the interest rate set forth in the Note shall be increased from 14% to 18% until the Loan is paid in full. Contemporaneously with the execution of this Amendment, Borrower shall execute and deliver to Lender that Note Modification in form reasonably acceptable to Lender and Borrower incorporating the foregoing amendment (the “Note Modification Agreement”).

b.     Amendment to Section 6(b)(i); Waiver of Covenant Violation. Lender hereby waives the EBITDA Covenant Violation. Section 6(b)(i) of the Loan Agreement is hereby deleted in its entirety and amended and restated as follows:

i.     Minimum EBITDA. Earnings before interest, taxes, depreciation, and amortization in an amount equal to no less than: (i) $300,000 for the months of February and March, 2015, combined; (ii) $750,000 as of June 30, 2015; (iii) $400,000 as of September 30, 2015; and (iv) $700,000 as of December 31, 2015.

c.     Monthly Financial Statements. A new Section 6(a)(v) shall be added to the Loan Agreement as follows:

v.      Monthly Financial Statements. As soon as available and not more than twenty-four (24) days after the end of each month, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied, and certified as true and correct by an authorized officer of the Borrower

d.     Loan Generation Reports. A new Section 6(a)(vi) shall be added to the Loan Agreement as follows:

vi.      Loan Generation Reports. No later than ten (10) days after the end of the applicable month, Borrower shall provide to Lender a monthly report, separated by office location, of each loan generated by PrimeSource.

e.     Net Worth Calculations. A new Section 6(a)(vii) shall be added to the Loan Agreement as follows:

vii.     HUD Net Worth Calculations. Borrower shall provide to Lender (i) copies of any and all documents used, directly or indirectly, by Borrower or HUD, or at Borrower’s or HUD’s direction, to compute PrimeSource’s net worth in accordance with HUD’s rules and regulations applicable to FHA lenders, and (ii) copies of the final net worth calculations, in each case within ten (10) days after such are prepared or delivered to HUD.

f.     Security Agreement Modification. Subject to there being no Event of Default (as defined in the Loan Documents), Lender hereby agrees to exclude from its liens under Section 2 of the Security Agreement assets of PrimeSource to the extent necessary for PrimeSource to meet its HUD net worth requirements. Contemporaneously with the execution of this Amendment, Borrower shall execute and deliver to Lender that Security Agreement modification in form reasonably acceptable to Lender and Borrower incorporating the foregoing amendment (the “Security Agreement Modification”).

g.     Waiver of Name Change Covenant Violation; Amendment to Loan Documents. Lender hereby agrees to waive the Name Change Covenant Violation subject to the terms set forth herein and in the Security Agreement Modification. Each and every reference to PrimeSource Mortgage, Inc. in each of the Loan Documents is hereby amended and replaced with a reference to Prime Source Mortgage, Inc.

4.     Loan Modification Fee. In consideration of Lender’s agreement to modify the Loan as set forth in this Amendment, Borrower agrees to pay to Lender a loan modification fee as follows: (a) on the Effective Date, an amount equal to Seven Thousand Five Hundred and No/100 Dollars ($7,500.00); and (b) on the maturity date of the Note (or such later time as the Note is paid off in full), an amount equal to one-half percent (0.50%) of the then-outstanding principal amount on the Note.

5.     Borrower Representations and Warranties. Borrower hereby represents and warrants, to the best of its knowledge, as follows:

a.     There are no claims, defenses, offsets, or counterclaims against Lender or any of Lender’s officers, employees or agents;

b.     Borrower has all necessary company power and authority to make, execute, deliver and consummate this Amendment and the other documents contemplated herein, as applicable, and to perform all of its obligations, undertakings, and agreements to be observed and performed under this Amendment;

c.     This Amendment has been duly executed and delivered by Borrower and is a valid and binding agreement of Borrower;

d.     The execution and delivery of this Amendment by Borrower does not, and the consummation by Borrower of the transactions contemplated hereby will not, breach, violate, or otherwise conflict with any provision of Borrower’s governing documents or any agreement, law, regulation, order, or judgment to which Borrower is a party or by which Borrower or any of its assets, is bound;

e.     Borrower’s representations and warranties to Lender set forth in the Loan Documents remain true and correct as of the date of this Amendment;

f.     There has been no material adverse change in the financial condition of Borrower since the date of the Loans; and

g.     No Event of Default under any of the Loan Documents has occurred that remains unremedied.

6.     Representations and Warranties of Guarantors. PrimeSource and WWYH hereby represent and warrant to Lender that its respective Guaranty remains in full force and effect and guarantees all of Borrower’s indebtedness under the Note, including accrued interest, late fees, and costs of collection (including attorney’s fees), and all other obligations and indebtedness which may accrue or be incurred with respect to Borrower’s indebtedness and obligations to Lender. Gadawski hereby represents and warrants to Lender that his Guaranty remains in full force and effect and guarantees, among other things, that Borrower’s representations and warranties in the Loan Documents, as well as statements made and information provided by Borrower to Lender up to and including the effective date of the Loan Documents, have been true and correct, and not intentionally misleading.

7.     Conditions to Closing. On the Effective Date, Borrower shall deliver or cause to be delivered the following documents or items to Lender, fully executed by all parties other than Lender, and in form and substance acceptable to Lender and its counsel, as conditions to the effectiveness of the transactions described in this Amendment:

(a)     This Amendment;

(b)     The Note Modification Agreement;

(c)     The Security Agreement Modification;

(d)     The amounts contemplated in Section 4(a), above, and in Section 10, below, which are due as of the Effective Date and which shall be reflected on a Statement of Expenses to be prepared by Lender and executed by the parties; and

(e)     Such other documents and completion of such other matters, as Lender may reasonably deem necessary or appropriated.

8.     Unconditional Full Release of All Claims and Defenses by Releasing Parties. In consideration of Lender’s execution of this Amendment, and for other valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower, Guarantors, and their respective successors, heirs, beneficiaries and assigns (collectively, the “Releasing Parties”) hereby release and forever discharge Lender and its participants, predecessors, successors and assigns and their present and previous agents, attorneys, accountants, consultants, representatives, affiliates, officers, directors, employees, and each of them (collectively, the “Lender Parties”) from and against any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions, or causes of action of every nature, character, and description, whether arising at law or equity or under statute, regulation, or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or suspected (each a “Claim” and collectively the “Claims”), that the respective Releasing Parties may have against any Lender Party as of the date hereof. The Releasing Parties further agree that they shall forever refrain and forbear from commencing, instituting, or prosecuting any lawsuit, action, or other proceeding, whether judicial, administrative or otherwise, or otherwise attempting to collect or enforce, any such released Claim and agree to indemnify, defend (with counsel satisfactory to Lender) and hold harmless the Lender Parties against any and all loss, liability, claim or expense, including attorneys’ fees, that any of them might incur as a result of any breach of this release by any of the Releasing Parties or the assertion of any Claim or defense that exists as of the date hereof by any of the Releasing Parties. The Releasing Parties further waive any presently existing defenses against the payment and performance of all Obligations of every nature, character, and description.

9.     No Alienation of Claims. Borrower and the Guarantors warrant and represent to Lender that they have not granted or purported to grant to any other person or entity any interest whatsoever in any Claim, as security or otherwise, and that their execution hereof does not require the consent of or notice to any third party in order to be fully effective as to any Claim that may have existed in favor of any of the Releasing Parties at any time.

10.     Interest and Expenses. As an additional condition to the effectiveness of the transactions described in this Amendment, Borrower agrees to pay to Lender any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and litigation expenses, appraisal and review, environmental update and review, survey, title searches and endorsements, and recording costs) incurred by Lender and arising out of or relating to the preparation and negotiation of this Amendment or any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of Borrower contained in this Amendment or any document delivered to Lender by Borrower pursuant to the terms of this Amendment or the other Loan Documents.

11.     Valid Consideration; Binding Agreement. Borrower and the Guarantors warrant and represent that this Amendment is valid, binding, and enforceable in accordance with its terms.

12.     Notices. Any communications concerning this Amendment or the Loan shall be addressed as provided in the Loan Agreement or the Guaranties, as applicable.

13.     Construction of Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to (i) impair the validity, perfection, or priority of any security interest granted therein, or (ii) waive or impair any rights, powers, or remedies of Lender under the Loan Documents. This Amendment is not intended to, and will not, effect a novation of the indebtedness evidenced by the Note. This Amendment and the other Loan Documents have been reviewed fully by all parties and shall not be construed against any party as author. The parties hereto acknowledge that this Amendment shall constitute a “Loan Document” as such term is used herein.

14.     Voluntary Agreement. The parties hereto represent and warrant that they have been represented by legal counsel of their choice; have investigated fully their alternatives to the execution and performance of this Amendment; have had ample time to review this Amendment and consult with counsel; are fully aware of the terms contained in this Amendment; and have knowingly, voluntarily, and without coercion or duress of any kind entered into this Amendment and the documents executed in connection with this Amendment.

15.     No Reliance on Lender’s Analysis. Borrower acknowledges and represents that, in connection with its business activities and its execution of this Amendment, it has not relied upon any financial projection, budget, assessment, or other analysis by Lender or upon any representation by Lender as to the risks, benefits, or prospects of Borrower or its business activities or present or future capital needs incidental thereto, all such considerations having been examined fully and independently by Borrower.

16.     Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower or the Guarantors for any purpose. This Amendment has been executed for the sole benefit of the parties hereto and there are no third party beneficiaries hereof.

17.     Applicable Law; Waiver of Jury Trial. THE VALIDITY AND CONSTRUCTION OF THIS AMENDMENT SHALL BE DETERMINED ACCORDING TO THE SUBSTANTIVE LAWS OF NEW YORK. LENDER AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING FROM OR RELATED TO THIS AMENDMENT.

18.     Indulgence Not Waiver. Lender’s indulgence in any other departure from the terms of this Amendment or the other Loan Documents shall not prejudice Lender’s right to demand strict compliance therewith.

19.     Assignment. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender, except that Borrower may not assign any rights or delegate any obligations arising hereunder or under the other Loan Documents without the prior written consent of Lender. Any attempted assignment or delegation without the required prior consent shall be void.

20.     Entire Agreement. This Amendment and the other written agreements among the parties represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. In the event of an inconsistency between this Amendment and the provisions of any of the other Loan Documents, the provisions of this Amendment shall control.

21.     Amendment, Modification, and Waiver in Writing. No provision of this Amendment or any of the other Loan Documents can be amended, modified, or waived, except by a statement in writing signed in hand by the party against which enforcement of the amendment, modification, or waiver is sought (e.g., emails and voice mails shall not be effective to amend, modify, or waive any provision hereof, although a telecopy of a document signed in handwriting could be).

22.     Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

23.     Gender and Number. Words used herein indicating gender or number shall be read as context may require.

24.     Captions Not Controlling. Captions and headings have been included in this Amendment for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

25.     Counterpart Execution. This Amendment may be executed in counterparts via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party to this Amendment.

[Signatures on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LENDER:

Quintium Private Opportunities Fund, LP

By:	/s/ George Hashbarger, Jr.
Name: George Hashbarger, Jr.
Title: As President of Quintium Partners, LLC the GP of QPOF

BORROWER:

PSM Holdings, Inc.

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President & CEO

GUARANTORS:

Prime Source Mortgage, Inc.

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President & CEO

WWYH, Inc.

By:	/s/ Samuel B. Morelli
Name: Samuel B. Morelli
Title: President

/s/ Kevin Gadawski
Kevin Gadawski

Signature Page to

First Amendment to Loan Agreement